Investments Accounted for Using Equity Method - Summary of Movement of Investments in Associates and Joint Ventures (Details) - CNY (¥) ¥ in Millions		12 Months Ended
		Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Investments accounted for using equity method [abstract]
At January 1		¥ 489	¥ 236
Additions	[1]	1,923	333
Business combination		4
Share of (loss)/profit		19	(18)	¥ (1)
Share of other comprehensive losses		(9)	(1)
Disposal			(1)
Step acquisition accounted for as business combination		(21)
Impairment provision	[2]	(4)	(43)
Currency translation differences		(146)	3
Dividend received			(20)
At December 31		¥ 2,255	¥ 489	¥ 236

[1]	In March 2020, the Group completed the investment of 9.94% equity interest in a consortium, Concerto Partners LLC (“Concerto”), which is led by Tencent to acquire a 10% equity stake in Universal Music Group (“UMG”), for an investment consideration of EUR200 million (equivalent to approximately RMB1,531 million). According to the shareholders agreement of Concerto, the Group is able to participate in certain key decision making process of Concerto and therefore, this investment is accounted for as investment in an associate.
[2]	Both external and internal sources of information of associates are considered in assessing whether there is any indication that the investments maybe impaired, including but not limited to financial position, business performance and market capitalization. During the year ended December 31, 2020, the impairment losses mainly resulted from revisions of financial business outlook of the associates and changes in the market environment of the underlying business.